FUNDRISE REAL ESTATE INTERVAL FUND, LLC

(the “Fund”)

Supplement dated February 10, 2021

to the Fund’s Prospectus and Statement of Additional Information (the “SAI”), each dated December 18, 2020

Effective February 9, 2021 (the “Effective Date”), Alex King Davidson no longer serves as a member of the Investment Committee of Fundrise Advisors, LLC, the investment adviser to the Fund, or as a portfolio manager to the Fund. As of the Effective Date, R. Whitaker Booth has been added as a member of the Investment Committee and as a portfolio manager to the Fund on an interim basis until a permanent replacement has been appointed.

Accordingly, as of the Effective Date, the paragraph containing Alex King Davidson’s professional background and experience in the “Management of the Fund—Adviser’s Investment Committee” section of the Prospectus is deleted in its entirety and replaced with the following:

R. Whitaker Booth – Mr. Booth has served as Senior Vice President of Real Estate at Rise Companies since February 2020, and has supported real estate acquisition, asset management, and valuation functions since joining the company in July 2014. Previously, Mr. Booth worked in debt underwriting at Walker & Dunlop and RMBS litigation in Navigant Consulting’s Disputes and Investigations practice. Mr. Booth received his MBA from University of Pennsylvania’s Wharton School and his BS in Commerce from University of Virginia's McIntire School.

In addition, as of the Effective Date, corresponding changes are made in the table in the “Portfolio Management—Other Accounts Managed” section of the SAI, and the following information is added:

Name	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (Millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (Millions)
R. Whitaker Booth[1]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	19	$1,452.01	1	$50.05
Other Accounts	0	$0	0	$0

1.       Information provided as of December 31, 2020.

Investors Should Retain This Supplement for Future Reference